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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  -------------

        Date of Report (Date of earliest event reported): APRIL 30, 2002


                                  MESABI TRUST
             (Exact name of registrant as specified in its charter)


          NEW YORK                  1-4488                13-6022277
          --------                  ------                ----------
(State or other jurisdiction      (Commission          (I.R.S. Employer
      of incorporation)          File Number)         Identification No.)


                    C/O DEUTSCHE BANK TRUST COMPANY AMERICAS
                     CORPORATE TRUST & AGENCY SERVICES - GDS
                                  P.O. BOX 318
                              CHURCH STREET STATION
                             NEW YORK, NY 10008-0318
                    (Address of principal executive offices)

                                 (615) 835-2749
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

Mesabi Trust reports that its press release dated April 30, 2002, a copy of which is filed herewith as Exhibit 99.1, was made publicly available on April 30, 2002. The press release stated that the fiscal year 2002 iron ore pellet production forecast of 3.0 million tons for the Northshore Mining Corporation, the lessee/operator of the Mesabi Trust lands, was recently revised and increased by the parent corporation of Northshore, Cleveland-Cliffs Inc. (CCI). In its April 24, 2002 press release, CCI announced that fiscal year 2002 iron ore pellet production will be between 3.5 and 4.0 million tons. CCI's announcement on April 24, 2002 revised CCI's previously disclosed forecasts as well as those forecasts reiterated in Mesabi Trust's Form 10-K, which was filed with the Securities and Exchange Commission on April 24, 2002.

CCI did not announce, and the Trustees are not able to forecast, the volume of shipments of iron ore pellets from Northshore for fiscal year 2002. The volume of iron ore pellet shipments in each calendar quarter determines the amount of base overriding royalties due to Mesabi Trust. For a more complete discussion, see the press release.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                  Not applicable.

         (b)  PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.

         (c)  EXHIBITS.

                  Ex. 99.1 Press Release dated April 30, 2002
                  (filed electronically herewith).


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 MESABI TRUST
                                ------------------------------------------------
                                                 (REGISTRANT)

                                By: DEUTSCHE BANK TRUST COMPANY AMERICAS
                                    Corporate Trustee
                                    Principal Administrative Officer and
                                    duly authorized signatory:*


*Dated:  April 30, 2002         By: /s/ Rodney Gaughan
                                  ----------------------------------------------
                                     Name:     Rodney Gaughan
                                     Title:    Associate

*There are no directors
or executive officers
of the Registrant


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                                INDEX TO EXHIBITS


Item No.   Description                                  Method of Filing
--------   -----------                                  ----------------

99.1       Press Release dated April 30, 2002.......... Filed electronically herewith